UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 20, 2015

Agios Pharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-36014	26-0662915
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

88 Sidney Street, Cambridge, MA	02139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 649-8600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 20, 2015, Agios Pharmaceuticals, Inc. (the “Company”) entered into a Second Amendment to the Lease (the “Second Lease Amendment”) with Forest City 88 Sidney Street, LLC (the “Landlord”). The Second Lease Amendment amends certain terms of the Company’s existing lease with the Landlord, dated September 15, 2014 and as amended on November 21, 2014 (the “Lease”), pursuant to which the Company leases office space located at 88 Sidney Street, Cambridge, Massachusetts (the “Premises”). The Second Lease Amendment, which is effective as of July 20, 2015, expands the rentable square footage of the Premises from approximately 113,220 square feet to approximately 146,030 square feet. Pursuant to the Second Lease Amendment, the date on which the Company will become responsible for paying rent with respect to such additional square footage under the Lease is November 1, 2015 (the “Expansion Space Rent Commencement Date”).

Pursuant to the Second Lease Amendment, the Company’s monthly base rent for the Premises will increase from approximately $549,000 to approximately $727,000 on the Expansion Space Rent Commencement Date, and will increase each year thereafter up to a maximum monthly base rent of approximately $844,000. The Second Lease Amendment also provides for, among other things, an increase of the Company’s tenant improvement allowance from approximately $16.6 million to approximately $20.5 million and an increase of the Company’s existing security deposit with the Landlord from approximately $2.2 million to approximately $2.9 million.

The foregoing description is a summary of certain terms of the Second Lease Amendment and is qualified in its entirety by the text of the Second Lease Amendment, a copy of which is filed as exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The description of the Second Lease Amendment in “Item 1.01 Entry into a Material Definitive Agreement” of this Current Report on Form 8-K is incorporated by reference in its entirety into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are included in this report:

Exhibit No.	Description

10.1	Second Amendment to Lease for 88 Sidney Street, dated July 20, 2015, by and between Agios Pharmaceuticals, Inc. and Forest City 88 Sidney Street, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGIOS PHARMACEUTICALS, INC.

Date: July 23, 2015	By:	/s/ David P. Schenkein
David P. Schenkein, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Lease for 88 Sidney Street, dated July 20, 2015, by and between Agios Pharmaceuticals, Inc. and Forest City 88 Sidney Street, LLC